Exhibit 10.104(b)

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of April 13, 2015 (this “Amendment”) is entered into among SMITH & WESSON HOLDING CORPORATION, a Nevada corporation (the “Company”), SMITH & WESSON CORP., a Delaware corporation (“S&W”, and, together with the Company, the “Borrowers” and, each a “Borrower”), the Guarantors party hereto, Wells Fargo Bank, N.A. (“Wells”), Regions Bank (“Regions” and together with Wells, the “Additional Lenders”), the other Lenders party hereto, and TD BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Swingline Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Lenders and TD Bank, N.A., as Administrative Agent and Swing Line Lender entered into that certain Credit Agreement dated as of August 15, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement;

WHEREAS, the Lenders agree to such requested amendments subject to the terms and conditions of this Amendment;

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, an Additional Lender may become a Lender under the Credit Agreement by executing and delivering a joinder agreement;

WHEREAS, this Amendment constitutes a “joinder agreement” as such term is used in Section 2.14 of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a) The following definition is added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:

“Second Amendment Effective Date” means April 13, 2015.

(b) The following definitions in Section 1.01 of the Credit Agreement are amended as follows:

(i) The definition of “Commitment” is amended by amending and restating the last sentence thereof in its entirety to read as follows:

“The Commitment of all of the Lenders as in effect on the Second Amendment Effective Date is $175,000,000.”

(ii) The definition of “Fee Letter” is amended and restated in its entirety to read as follows:

“Fee Letter” means each of (a) the letter agreement dated August 15, 2013 among the Borrowers, the Administrative Agent and the Arranger, (b) the undated Commitment Letter (delivered as of October 30, 2014) among the Borrowers and the Lenders, and (c) the Fee Letter dated as of the Second Amendment Effective Date among the Borrowers and the Administrative Agent.”

(c) Schedules 2.01 to the Credit Agreement is amended and restated in its entirety to read as Schedule 2.01 attached hereto as Annex A.

2. Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent, in each case in a manner reasonably satisfactory to the Administrative Agent and each Lender:

(a) Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment properly executed by a Responsible Officer of each Loan Party and by each Lender.

(b) Opinions of Counsel. Receipt by the Administrative Agent of customary opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the Second Amendment Effective Date.

(c) Organization Documents, Resolutions, Etc. Receipt by the Administrative Agent of the following:

(i) (A) as to each Borrower, a copy of its Organization Documents certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, as applicable, and certified by a secretary or assistant secretary of the Borrower to be true and correct as of the Second Amendment Effective Date and (B) as to each other Loan Party, a certification that the copies of such Loan Party’s Organization Documents delivered to the Administrative Agent on August 15, 2013 (or, as to Deep River Plastics, LLC, delivered to the Administrative Agent on February 4, 2014, or as to Battenfeld Technologies, Inc. and Battenfeld Acquisition Company Inc. delivered to the Administrative Agent on December 11, 2014) continue to be true and correct copies of such Organization Documents as of the Second Amendment Effective Date;

(ii) such certificates of resolutions or other action satisfactory to the Administrative Agent, including evidencing proper authorization of the transactions contemplated by this Amendment, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party; and

(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(d) Material Adverse Effect. Since the date of the Audited Financial Statements, there shall not have occurred any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(e) Litigation. There is no action, suit, investigation or proceeding pending or, to the knowledge of either Borrower, threatened in any court or before any arbitrator or governmental authority that could reasonably be expected to have a Material Adverse Effect.

(f) No Default. No Default shall exist or would result from this Amendment on the Second Amendment Effective Date.

(g) Representations and Warranties. The representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document, or which are contained in any document furnished in connection therewith, are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of the Second Amendment Effective Date with the same effect as if made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects) as of such earlier date.

(h) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of each Borrower as of the Second Amendment Effective Date certifying that the conditions specified in Sections 2(d), 2(e), 2(f), 2(g), and 2(l) have been satisfied as of the Second Amendment Effective Date.

(i) Notes. If requested by any Lender in accordance with Section 2.11(a) of the Credit Agreement, the Borrowers shall have executed and delivered a Note to such Lender (through the Administrative Agent) to evidence such Lender’s increased Commitment.

(j) Fees. Receipt by the Administrative Agent and the Lenders of any fees required to be paid on or before the Second Amendment Effective Date including, without limitation, any fees required to be paid pursuant to clause (c) of the definition of “Fee Letter”.

(k) Attorney Costs. Unless waived by the Administrative Agent, the Borrowers shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) (but limited to the fees and expenses of one external counsel for the Administrative Agent and, to the extent reasonably necessary, special and one local counsel to the Administrative Agent) to the extent invoiced prior to or on the Second Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent).

(l) Permitted Notes. After giving effect to this Amendment and the incurrence of any Indebtedness under the Credit Agreement, the Indebtedness of the Loan Parties under the Credit Agreement and the Notes does not violate any Permitted Notes Indenture.

3. Additional Lender Joinder Agreement.

(a) The Additional Lenders hereby severally agree to provide the Commitment set forth on Annex A hereto pursuant to and in accordance with the Credit Agreement, as amended by the Amendment. The Commitment provided pursuant to this Amendment by such Additional Lender shall be subject to all of the terms and conditions set forth in the Credit Agreement and in this Amendment. The Additional Lenders shall severally be entitled to all the benefits afforded by the Credit Agreement, this Amendment and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees created by the Guaranty.

(b) Each Additional Lender severally, and the Administrative Agent, acknowledge and agree that the Commitment provided pursuant to this Agreement shall constitute a Commitment for all purposes of the Credit Agreement and the other applicable Loan Documents.

(c) Each Additional Lender severally (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms, all of the obligations that are required to be performed by it as a Lender by the terms of the Credit Agreement and this Amendment.

(d) Upon (i) the execution of a counterpart of this Amendment by each Additional Lender, the Administrative Agent, the other Lenders party hereto and the Borrowers, and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the undersigned Additional Lender shall become a Lender under the Credit Agreement and shall have the Commitment set forth on Annex A hereto, effective as of Second Amendment Effective Date.

(e) Each Additional Lender has delivered herewith to the Administrative Agent such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

4. Miscellaneous.

(a) This Amendment shall be deemed to be, and is, a Loan Document.

(b) Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents or any certificates, documents, agreements and instruments executed in connection therewith, and (iii) affirms all of its obligations under the Loan Documents as amended hereby.

(c) Effective as of the Second Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

(d) Each of the Loan Parties hereby represents and warrants to the Administrative Agent and the Loan Parties as follows:

(i) such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment;

(ii) this Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(e) For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

(f) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy, pdf or other similar electronic transmission shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g) This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

(h) THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS

SMITH & WESSON HOLDING CORPORATION

By:	/s/ Jeffrey D. Buchanan
Name: J. Buchanan
Title: CFO

SMITH & WESSON CORP.

By:	/s/ Jeffrey D. Buchanan
Name: J. Buchanan
Title: CFO

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement

GUARANTORS

THOMPSON/CENTER ARMS COMPANY, LLC		SWSS LLC

By:	/s/ Jeffrey D. Buchanan	By:	/s/ Jeffrey D. Buchanan
Name: J. Buchanan		Name: J. Buchanan
Title: CFO		Title: CFO

SMITH & WESSON DISTRIBUTING, INC.		BEAR LAKE HOLDINGS, LLC

By:	/s/ Jeffrey D. Buchanan	By:	/s/ Jeffrey D. Buchanan
Name: J. Buchanan		Name: J. Buchanan
Title: CFO		Title: CFO

DEEP RIVER PLASTICS, LLC		BATTENFELD TECHNOLOGIES, INC.

By:	/s/ Jeffrey D. Buchanan	By:	/s/ Jeffrey D. Buchanan
Name: J. Buchanan		Name: J. Buchanan
Title: CFO		Title: CFO

BATTENFELD ACQUISITION COMPANY INC.

By:	/s/ Jeffrey D. Buchanan
Name: J. Buchanan
Title: CFO

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement

ADMINISTRATIVE
AGENT:	TD BANK, N.A., as Administrative Agent

	By:	/s/ Maria Goncalves
Name: Maria Goncalves
Title: Regional Vice President

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement

LENDERS:	TD BANK, N.A.,
as a Lender and Swing Line Lender

	By:	/s/ Maria Goncalves
Name: Maria Goncalves
Title: Regional Vice President

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Tim Wiegand
Name: Tim Wiegand
Title: Vice President

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement

PEOPLE’S UNITED BANK, NATIONAL ASSOCIATION (f/k/a People’s United Bank)

By:	/s/ Edward S. Borden
Name: Edward S. Borden
Title: Senior Vice President

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement

NEW LENDERS:

REGIONS BANK

	By:	/s/ Bruce Rhodes
Name: Bruce Rhodes
Title: Senior Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ Michael W. Sweeney
Name: Michael W. Sweeney
Title: Senior Vice President

Smith & Wesson Holding Corporation

Second Amendment to Credit Agreement